Flex to acquire EPC Power Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "will," and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the acquisition of EPC Power Corp. (the "Transaction") and the separation of Flex Ltd.'s ("Flex") Cloud and Power Infrastructure business (the "Spin-Off") into an independent publicly traded company ("SpinCo"); the expected timing of the closing of the Transaction, the expected timing of the Spin-Off and the ability to complete each of the Transaction and the Spin-Off; the anticipated synergies and benefits of the Transaction and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected future performance of each of Flex and SpinCo, including the business of EPC Power Corp.; the impact of the Transaction on Flex's Cloud and Power Infrastructure business; the expected sources and structure of financing for the Transaction; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and SpinCo. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the proposed Transaction and Spin-Off include, but are not limited to: uncertainties as to whether the Transaction and the Spin-Off will be completed and the timing thereof; the possibility that various conditions to the completion of the Transaction and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the definitive purchase agreement for the Transaction to terminate the definitive purchase agreement; potential adverse effects to the businesses of Flex or EPC Power Corp. during the pendency of the Transaction and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the Transaction and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power Corp.; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Transaction and the Spin-Off; disruption from the Transaction and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management's attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Transaction and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Transaction and the Spin-Off on the market price of Flex's securities and/or on Flex's financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and in our subsequent filings with the United States Securities and Exchange Commission (the "SEC"). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Important Information and Where to Find It In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the "Form 10") is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC's website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex's website at investors.flex.com.  Participants in the Solicitation Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex's directors and executive officers and their ownership of Flex ordinary shares is contained in Flex's proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings "Corporate Governance," "Fiscal Year 2026 Non-Employee Directors' Compensation," "Proposal No. 1: Re-election of Directors," "Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation," "Compensation Discussion and Analysis," "Executive Compensation," "Information about our Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management." To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.

Acquisition expands Flex’s power conversion capabilities for AI data center and grid applications Expands Flex’s Cloud & Power Infrastructure segment, adding grid-forming power conversion to its industry-leading power, cooling and compute portfolio Designed to simplify next-generation data center deployments by directly connecting 800 VDC loads to grid voltages and consolidating functions traditionally provided by UPS systems and AC power distribution Adds durable, margin-accretive growth backed by long-term demand visibility, strong customer relationships and scaled U.S. engineering and manufacturing Grid Interconnect Grid connection, controls, protection Compute Power, cooling, compute integration Facility Distribution Step-down, switchgear, monitoring, protection Rack Power Delivery & Conversion AC to DC, DC to DC, voltage stability and backup Centralized Power Conversion AC to DC, stage consolidation Grid & Power Stabilization Grid forming, grid support, load smoothing, storage and backup Expanded coverage from grid to chip for next generation 800 VDC architectures

Transaction overview $4.4B, subject to customary adjustments Purchase Price The company is evaluating various financing alternatives and expects to fund this transaction with a combination of debt and equity Financing and Leverage Timing and Execution EPC Power is expected to generate approximately $800M revenue in calendar 2026 Organic revenue growth of approximately 40% expected in 2027 EBITDA margin expanding by double-digit percentage points to approximately 30% in 2027 EPC Power Financials Transaction expected to close in the fourth quarter of calendar 2026, following customary regulatory approvals and closing conditions EPC Power to join the Cloud and Power Infrastructure segment Cloud and Power Infrastructure segment planned to separate into an independent public company in Q1 2027

Hardware Controls Software In-house hardware, software, and controls as an integrated, modular platform Scaled U.S. manufacturing with domestic supply that shortens lead times and benefits from U.S. policy Grid-forming capability responds in milliseconds to absorb AI load swings, on a platform that set the benchmark for grid-facing energy storage Delivers efficient 800 VDC data center architectures today with active digital rectifiers and a defined roadmap for solid-state transformers (SST) EPC Power broadens Flex’s platform with differentiated power conversion capabilities EPC Power business highlights A modular, high-density power solutions platform designed for advanced grid applications, storage, and AI data centers M System

EPC Power enables scalable 800 VDC architectures for AI data centers √ Advanced power management for data centers Provides clean 800 VDC power for modern GPUs with industry-leading system efficiency Flexible energy storage options for facility backup and smoothing of dynamic loads Provides grid support with advanced grid-forming capabilities, load smoothing and compliance with new and emerging grid codes for data centers larger than 75 MW Enables on-site generation with seamless integration of multiple sources including solar or fuel cells √ √ 800 VDC Ready Platform with SiC based inverters, active digital rectifiers and defined SST roadmap enabling the highest level of efficiency for AI data centers Simplifies the power architecture by combining transformers, backup power/UPS, protective devices and 800 VDC power conversion into one integrated system Modular Platform which can scale to 6 MW per system and provide redundancy

An integrated grid-to-chip portfolio, engineered for the next generation of power and compute

Coverage from conversion to compute

Generational shift in data center power architecture, EPC's platform is designed to simplify data center deployment by directly connecting 800VDC loads to grid voltages and consolidating functions traditionally provided by equipment such as UPS systems and AC power distribution

Creates portfolio synergies by adding energy storage, MW scale digital rectifiers, MV UPS, BESS, and SST capabilities, all complementary to our existing product portfolio

Positions Flex to lead the AI infrastructure technology shift across utility, power, cooling, and compute



Portfolio addition through EPC Power acquisition
End-to-end lifecycle services
Component sourcing
Logistics and fulfillment
Repair and refurbishment
Cooling
Liquid-assisted air cooling
Cold plates
Direct-to-die cooling modules
Rack manifold and quick disconnects
Coolant distribution units (CDUs)
Cloud
Servers
Storage
Racks and enclosures
Embedded power
Power shelves
Power supplies
Power modules
800 VDC Sidecar
Capacitive energy storage solutions (CESS)
Vertical power delivery
Critical power
Utility control building
Relay panel
Medium voltage switchgear
Prefabricated pods and skids
Modular circuit monitoring systems (MCMS)
Busway
Low voltage switch gear
Power distribution units (PDU)
Remote power panels (RPP)
Power Conversion
BESS Systems
Agile Grid Forming Controls
800V MW scale digital rectifiers
34.5kV – 800 V SST Platform roadmap
MV UPS

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Key takeaways Expands Cloud & Power Infrastructure with grid-forming power conversion, energy storage, MW-scale digital rectifiers and SST technology for next-generation 800 VDC architectures Adds durable, margin-accretive growth backed by long-term demand visibility, strong customer relationships and scaled U.S. engineering and manufacturing Creates an industry-leading end-to-end power, compute and cooling portfolio, expanding content per megawatt as AI infrastructure shifts to integrated architectures